FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
          This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 7, 2007 and entered into by and among MOBILE MINI, INC., a Delaware corporation (“Borrower”), MOBILE MINI UK LIMITED, a limited company organized under the laws of England and Wales (the “UK Borrower”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Second Amended and Restated Loan and Security Agreement referred to below (the “Lenders”), the new lenders set forth on Schedule 1(b) hereto (the “New Lenders”), and DEUTSCHE BANK AG, NEW YORK BRANCH, as agent (in such capacity, the “Agent”) for the Lenders (as defined in the Loan and Security Agreement referred to below).
Recitals
          Whereas, the Borrower, the Lenders, and the Agent have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of February 17, 2006 (the “Loan and Security Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Loan and Security Agreement);
          Whereas, the Borrower has issued its senior unsecured notes due 2013 (the “Existing Senior Notes”) pursuant to an Indenture dated June 26, 2003 among the Borrower, certain of its subsidiaries and Wells Fargo Bank Minnesota, N.A., as trustee, of which approximately $97,500,000 is currently outstanding;
          Whereas, the Borrower will issue its senior unsecured notes due 2015 (the “New Senior Notes”), the proceeds of which will be used to fund the tender offer for the Existing Senior Notes, pay fees and expenses related to the such tender offer and repay a portion of the Obligations under the Loan and Security Agreement;
          Whereas, the Borrower desires to increase the Revolving Loan Commitments under the Loan and Security Agreement from $350,000,000 to $425,000,000, to extend the term of the Loan and Security Agreement, to provide that up to $100,000,000 Revolving Credit Loans may be borrowed in Euros as well as Pounds Sterling and to make certain other changes;
          Whereas, the Borrower has requested that the Lenders agree, subject to the conditions and terms of this Amendment, to increase the borrowing limit, to extend the term of the Loan and Security Agreement, to enable borrowing in Euros and to amend certain other provisions of the Loan and Security Agreement;
          Whereas, the Borrower and the Lenders intend this Amendment to be an amendment of the Credit Agreement and is not intended to be a novation of the Obligations;
          Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Lenders, and the Agent agree as follows:

          1. AMENDMENTS TO LOAN AND SECURITY AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Loan and Security Agreement is hereby amended as follows:
               1.1 Amendment to Section 1. The lead-in paragraph to Section 1 is amended by changing the reference therein to $350,000,000 to $425,000,000.
               1.2 Amendments to Subsections 1.1.1 and 1.1.3. (a) Except as set forth in (b) below, each of Subsections 1.1.1 and 1.1.3 of the Loan and Security Agreement is amended by changing all references therein to “Pounds Sterling Denominated Revolving Credit Loan(s)” to “Pounds Sterling Denominated Revolving Credit Loans or Euro Denominated Revolving Credit Loans” and by changing “US$50,000,000” to “US$100,000,000.”
          (b) The proviso in Section 1.1.1 is deleted in its entirety and replaced with the following:
          “provided, however, that no Lender shall be required to make any Pounds Sterling Denominated Revolving Credit Loan or Euro Denominated Revolving Credit Loan to the extent that the aggregate outstanding amount of Pounds Sterling Denominated Revolving Credit Loans and Euro Denominated Revolving Credit Loans of all Lenders at such time exceeds US$100,000,000 (on an as-converted to US Dollars basis at currently prevailing exchange rates as determined by the Agent).”
               1.3 Amendment to Section 1.1.4. Section 1.1.4 to the Loan and Security Agreement shall be deleted in its entirety and replaced with the following:
          1.1.4 Canadian Subfacility. At the request of Borrower, with the approval of Agent, Borrower may establish a subfacility for loans to be made in Canadian Dollars to a Subsidiary of Borrower with operations in Canada approved by Agent in its discretion (a “Canadian Borrower”), such subfacility to be in such amounts as agreed by Agent and Borrower but shall in no event exceed US$10,000,000. Promptly following such request, Borrower and Agent shall negotiate the terms of such subfacility, it being understood that (i) the applicable margin with respect to interest rates to be payable shall be the equivalent to those payable under this Agreement; provided that such interest rates shall be based on Canadian base rate or bankers acceptances on customary terms, (ii) the definition of “borrowing base” under such subfacility shall be based solely upon the Canadian assets of the Borrower and its Subsidiaries, (iii) the lenders under such subfacility shall be Lenders hereunder or Affiliates thereof; provided that (A) no Lender shall be required to be a lender under such subfacility without its consent and (B) any Lender that provides a commitment under such subfacility shall have its Revolving Loan Commitment reduced by an equivalent amount, (iv) the Canadian subfacility shall have a Canadian agent, (v) the obligations under such subfacility shall be guaranteed by the Credit Parties; provided that such guaranty shall be subordinated to the US Obligations and UK Obligations, (vi) each Credit Party shall grant to Agent for the benefit of Lenders Liens on substantially all of its property to secure its own Obligations and the Canadian obligations, (vii) the Canadian subsidiaries of the Borrower shall guaranty the UK Obligations and the obligations of any other foreign Subsidiaries of the Borrower but not the US Obligations, and (viii) the Canadian subfacility shall have procedures for making and repayment of such Loans shall be substantially similar to those set forth in this Section 1 (including the absence of withholding or other taxes) with respect to US Revolving Credit Loans, with such changes as Agent and Borrower shall agree. Borrower shall be irrevocably authorized to make all requests and issue all instructions with respect to Revolving Credit Loans for any Canadian Borrower. The Lenders, Agent and the Borrower shall promptly upon request enter into such amendments or amendments and restatements to this Agreement to reflect the terms of this subfacility as agreed by Agent and Borrower.
               1.4 Amendment to Subsection 3.1.1. Subsection 3.1.1 of the Loan and Security Agreement is deleted in its entirety and replaced with the following:
          “3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Agent notice of its intention to borrow (or of the intention of any UK Borrower to borrow), in which notice Borrower shall specify: (a) the amount of the proposed borrowing, (b) for borrowings made by the Borrower, whether such borrowing shall be in US Dollars, Pounds Sterling or Euros, (c) for borrowings made by the UK Borrower, whether such borrowing shall be in Pounds Sterling or Euros, and (d) the proposed borrowing date, (x) no later than 2:00 p.m. New York time on the proposed borrowing date for Swing Line Loans which are US Revolving Credit Loans and no later than 10:00 a.m. New York Time on the Business Day prior to the proposed borrowing date for Swing Line Loans which are UK Revolving Credit Loans or (y) no later than 2:00 p.m. New York time on the Business Day prior to the proposed borrowing date for US Revolving Credit Loans (or in accordance with Section 3.1.5 in the case of a request for a LIBOR Advance) or (z) no later than 10:00 a.m. New York time three Business Days prior to the proposed borrowing date for UK Revolving Credit Loans, provided, however, that no such request may be made at a time when there exists a Default or an Event of Default or other conditions set forth in Section 8 are not satisfied; and (ii) the becoming due of any amount required to be paid under this Agreement, or the Revolving Notes, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. Upon receipt by the Agent of any notice of borrowing pursuant to which the Borrower or UK Borrower proposes to borrow in Pounds Sterling or Euros, the Agent shall provide notice of the same to each Lender which has previously advised the Agent that such Lender has Pounds Sterling or Euro funding capacity, as the case may be.”
               1.5 Amendment to Subsection 3.1.3. The second sentence of Subsection 3.1.3 of the Loan and Security Agreement is deleted in its entirety and replaced with the following:
          “Each such notice shall specify the requested date and amount of such Revolving Credit Loan, whether such Revolving Credit Loan shall be a LIBOR Advance, whether such Revolving Credit Loan shall be a US Revolving Credit Loan or a UK Revolving Credit Loan and if a US Revolving Credit Loan, whether such shall be denominated in US Dollars, Pounds Sterling or Euros, and if a UK Revolving Credit Loan, whether such shall be denominated in

Pounds Sterling or Euros, and the amount of each Lender’s advance thereunder (in accordance with its applicable Revolving Loan Percentage).”
          The remainder of such subsection remains the same.
               1.6 Amendments to Subsections 3.1.5, 3.1.6 and 3.1.7(ii). Each of Subsections 3.1.5, 3.1.6 and 3.1.7(ii) of the Loan and Security Agreement is amended by changing the references therein to “Pounds Sterling Denominated Revolving Credit Loans” to “Pounds Sterling Denominated Revolving Credit Loans or Euro Denominated Revolving Credit Loans.”
               1.7 Amendment to Subsection 3.1.11. Subsection 3.1.11 of the Loan and Security Agreement is deleted in its entirety and replaced with the following:
               “3.1.11 Swing Line Loans; Settlement Procedures. In order to facilitate the administration of the Revolving Credit Loans, notwithstanding the provisions of Subsection 3.1.3, Agent may make US Revolving Credit Loans or UK Revolving Credit Loans on behalf of the Lenders (each, a “Swing Line Loan”); provided that Agent shall not make any Swing Line Loan which is a US Revolving Credit Loan (each a “US Swing Line Loan”) if the aggregate outstanding principal amount of all US Swing Line Loans (taking into account the Loan to be made and any repayments received on such date) would exceed US$10,000,000, and Agent shall not make any Swing Line Loan which is a UK Revolving Credit Loan (each a “UK Swing Line Loan”) if the aggregate outstanding principal amount of all UK Swing Line Loans (taking into account the Loan to be made and any repayments received on such date) would exceed the Equivalent Amount of US$10,000,000, and settlement will be made among the Lenders and Agent in accordance with this Subsection 3.1.11. Each Lender’s obligation to fund its Revolving Loan Percentage of each Swing Line Loan shall commence on the date on which such Swing Line Loan is made by Agent, and each Lender shall be deemed to have irrevocably and unconditionally purchased a participation in such Swing Line Loan in an amount equal to its Revolving Credit Percentage of the Swing Line Loan. All Swing Line Loans which are US Revolving Credit Loans shall be Base Rate Advances, and all Swing Line Loans which are UK Revolving Credit Loans shall be LIBOR Advances with an Interest Period of one week, and interest accrued on the Swing Line Loans shall be for the account of Agent until settlement is made in accordance with this Section. Settlement of all US Swing Line Loans in excess of US$1,000,000 (or such lesser amount as required by Agent) shall be made weekly on the date (each, a “US Settlement Date”) selected by Agent and in any event on the date on which the outstanding balance of the Swing Line Loans shall have increased or decreased since the last US Settlement Date by US$10,000,000 or more, or more frequently if Agent elects. Settlement of all UK Swing Line Loans in excess of US$5,000,000 (or the Equivalent Amount thereof) (or such lesser amount as required by Agent) shall be made on the last Business Day of each month (each, a “UK Settlement Date”) and in any event on the date on which the outstanding balance of the UK Swing Line Loans shall have increased or decreased since the last UK Settlement Date by US$5,000,000 (or the Equivalent Amount thereof) or more, or more frequently if Agent elects; provided that interest on the UK Swing Line Loans shall be payable on the last Business Day of each month. Agent will advise each Lender electronically or by telephone, facsimile or telecopy of its Revolving Loan Percentage of the Swing Line Loans, and in the event that payments are necessary to be made so that each Lender has funded Revolving Credit Loans equal to its Revolving Loan Percentage of all outstanding Revolving Credit Loans, each Lender shall transfer such amount to Agent, or Agent shall transfer such amount to each Lender, in immediately available funds no later than 4 p.m. (New York time) on the US Settlement Date or the UK Settlement Date, as applicable, if Agent has delivered notice prior to 12:00 noon (New York time) on the US Settlement Date or 10:00 a.m. on the UK Settlement Date, as applicable, or by 1:00 p.m. (New York time) on the next Business Day if notice is given later. Settlements shall be made whether or not any Default or Event of Default exists and whether or not the conditions to Revolving Credit Loans have been met; provided however, that notwithstanding the foregoing, a Lender shall not have any obligation to acquire a participation in a Swing Line Loan pursuant to this Subsection 3.1.11 if a Default or Event of Default existed or any conditions precedent to making Loans were not satisfied at the time such Swing Line Loan was made and such Lender shall have notified Agent in writing, at least two Business Days prior to the time such Swing Line Loan was made, that the foregoing circumstances existed and that such Lender would not acquire participations in Swing Line Loans made while such circumstances continued. If any Lender fails to fund any amount due to Agent under this Section on the Settlement Date, Agent shall be entitled to recover such amount on demand from such Lender, together with interest thereon at the interest rate then applicable to the Revolving Credit Loans. All payments made by the Lenders under this Subsection 3.1.11 shall be deemed to be Revolving Credit Loans made to Borrower in accordance with this Agreement.”
               1.8 Amendment to Subsection 3.3.5. Subsections (b) and (c) of Subsection 3.3.5 of the Loan and Security Agreement are deleted in their entirety and replaced with the following:
          “(b) the aggregate principal amount of the Pounds Sterling Denominated Revolving Credit Loans and the Euro Denominated Revolving Credit Loans made to Borrower (determined on an as-converted to US Dollars basis at currently prevailing exchange rates as determined by the Agent) collectively exceeds $100,000,000, (the amount of such excess, the “Borrower UK Prepayment Amount”), within three (3) Business Days thereof, Borrower shall pay to Agent for the ratable benefit of Lenders, as a mandatory prepayment of the Obligations, a sum equal to the Borrower UK Prepayment Amount, to be applied to reduce the outstanding principal balance of the Pounds Sterling Denominated Revolving Credit Loans and the Euro Denominated Revolving Credit Loans, pro rata based on the principal amount of the Pounds Sterling Denominated Revolving Credit Loans and the Euro Denominated Revolving Credit Loans then outstanding;
          (c) the aggregate amount of the Revolving Loan Exposure of all the Lenders (with the amount of Pounds Sterling Denominated Revolving Credit Loans and Euro Denominated Revolving Credit Loans being determined on an as-converted to US Dollars basis at currently prevailing exchange rates as determined by the Agent) exceeds the lesser of (i) the Aggregate Borrowing Base and (ii) the Revolving Credit Maximum Amount (the amount of such excess, the “Aggregate Prepayment Amount”), within three (3) Business Days thereof, Borrower shall pay to Agent for the ratable benefit of Lenders, as a mandatory prepayment of the Obligations, a sum equal to the Aggregate Prepayment Amount, to be applied to reduce the outstanding principal balance of the Revolving Credit Loans.”

               1.9 Amendment to Subsection 3.13. Subsection 3.13 of the Loan and Security Agreement is deleted in its entirety and replaced with the following:
          “3.13.1 (a) Pounds Sterling Participations. Notwithstanding anything to the contrary contained herein, all Pounds Sterling Denominated Revolving Credit Loans shall be made solely by the Lenders with Pounds Sterling Funding Capacity. Each Lender that does not have Pounds Sterling Funding Capacity (a “Participating Pounds Lender”) shall irrevocably and unconditionally purchase and acquire and shall be deemed to irrevocably and unconditionally purchase and acquire from DB AG, and DB AG shall sell and be deemed to sell to each such Participating Pounds Lender, without recourse or any representation or warranty whatsoever, an undivided interest and participation (a “Pounds Sterling Participation”) in each Pounds Sterling Denominated Revolving Credit Loan funded by DB AG in an amount equal to such Participating Pounds Lender’s Revolving Loan Percentage of the borrowing that includes such Pounds Sterling Denominated Revolving Credit Loan. Such purchase and sale of a Pounds Sterling Participation shall be deemed to occur automatically upon the making of a Pounds Sterling Denominated Revolving Credit Loan by DB AG, without any further notice to any Participating Pounds Lender. The purchase price payable by each Participating Pounds Lender to DB AG for each Pounds Sterling Participation purchased by it from DB AG shall be equal to 100% of the principal amount of such Pounds Sterling Participation (i.e., the product of (i) the amount of the borrowing that includes the relevant Pounds Sterling Denominated Revolving Credit Loan and (ii) such Participating Pounds Lender’s Revolving Loan Percentage), and such purchase price shall be payable by each Participating Pounds Lender to DB AG in accordance with the settlement procedure set forth in Subsection 3.13.2 below. DB AG and Agent shall record on their books the amount of the Pounds Sterling Denominated Revolving Credit Loans made by DB AG and each Participating Pounds Lender’s Pounds Sterling Participation and Funded Pounds Sterling Participation therein, all payments in respect thereof and interest accrued thereon and all payments made by and to each Participating Pounds Lender pursuant to this Subsection 3.13.
          (b) Euro Participations. Notwithstanding anything to the contrary contained herein, all Euro Denominated Revolving Credit Loans shall be made solely by the Lenders with Euro Funding Capacity. Each Lender that does not have Euro Funding Capacity (a “Participating Euro Lender”) shall irrevocably and unconditionally purchase and acquire and shall be deemed to irrevocably and unconditionally purchase and acquire from DB AG, and DB AG shall sell and be deemed to sell to each such Participating Euro Lender, without recourse or any representation or warranty whatsoever, an undivided interest and participation (a “Euro Participation”) in each Euro Denominated Revolving Credit Loan funded by DB AG in an amount equal to such Participating Euro Lender’s Revolving Loan Percentage of the borrowing that includes such Euro Denominated Revolving Credit Loan. Such purchase and sale of a Euro Participation shall be deemed to occur automatically upon the making of a Euro Denominated Revolving Credit Loan by DB AG, without any further notice to any Participating Euro Lender. The purchase price payable by each Participating Euro Lender to DB AG for each Euro Participation purchased by it from DB AG shall be equal to 100% of the principal amount of such Euro Participation (i.e., the product of (i) the amount of the borrowing that includes the relevant Euro Denominated Revolving Credit Loan and (ii) such Participating Euro Lender’s Revolving Loan Percentage), and such purchase price shall be payable by each Participating

Euro Lender to DB AG in accordance with the settlement procedure set forth in Subsection 3.13.2 below. DB AG and Agent shall record on their books the amount of the Euro Denominated Revolving Credit Loans made by DB AG and each Participating Euro Lender’s Euro Participation and Funded Euro Participation therein, all payments in respect thereof and interest accrued thereon and all payments made by and to each Participating Pounds Lender pursuant to this Subsection 3.13.
          3.13.2 Settlement Procedures for Revolving Credit Loan Participations
          Each Participating Pounds Lender’s Pounds Sterling Participation in the Pounds Sterling Denominated Revolving Credit Loans (other than Protective Advances) shall be in an amount equal to its Revolving Loan Percentage of all such Pounds Sterling Denominated Revolving Credit Loans. However, in order to facilitate the administration of the Pounds Sterling Denominated Revolving Credit Loans made by DB AG and the Pounds Sterling Participations, settlement among DB AG and the Participating Pounds Lenders with regard to the Participating Pounds Lenders’ Pounds Sterling Participations shall take place in accordance with the following provisions:
          (a) DB AG and the Participating Pounds Lenders shall settle (a “Pounds Sterling Participation Settlement”) by payments in respect of the Pounds Sterling Participations as follows: So long as any Pounds Sterling Denominated Revolving Credit Loans are outstanding, Pounds Sterling Participation Settlements shall be effected through Agent on such Business Days as Agent shall specify by a notice by telecopy, telephone or similar form of notice to each Participating Pounds Lender requesting such Pounds Sterling Participation Settlement (each such date on which a Pounds Sterling Participation Settlement occurs herein called a “Pounds Sterling Participation Settlement Date”), such notice to be delivered no later than 2:00 p.m. (New York time) at least one Business Day prior to the requested Pounds Sterling Participation Settlement Date; provided, that Agent shall have the option but not the obligation to specify a Pounds Sterling Participation Settlement Date and, in any event, shall not specify a Pounds Sterling Participation Settlement Date prior to the occurrence of an Event of Default; provided, further, that if (x) such Event of Default is waived in writing in accordance with the terms hereof, (y) no Obligations have yet been declared due and payable under Subsection 9.2 and (z) Agent has actual knowledge of such cure or waiver, all prior to Agent’s giving notice to the Participating Pounds Lenders of the first Pounds Sterling Participation Settlement Date under this Agreement, then Agent shall not give notice to the Participating Pounds Lenders of a Pounds Sterling Participation Settlement Date based upon such cured or waived Event of Default. If on any Pounds Sterling Participation Settlement Date the total principal amount of the Pounds Sterling Denominated Revolving Credit Loans made or deemed made by DB AG during the period ending on (but excluding) such Pounds Sterling Settlement Date and commencing on (and including) the immediately preceding Pounds Sterling Participation Settlement Date (or the Closing Date in the case of the period ending on the first Pounds Sterling Participation Settlement Date) (each such period herein called a “Pounds Sterling Participation Settlement Period”) is greater than the principal amount of Pounds Sterling Denominated Revolving Credit Loans repaid during such Pounds Sterling Participation

Settlement Period to DB AG, each Participating Pounds Lender shall pay to DB AG (through Agent), no later than 11:00 a.m. (New York time) on such Pounds Sterling Participation Settlement Date, an amount equal to such Participating Pounds Lender’s ratable share of the amount of such excess. If in any Pounds Sterling Participation Settlement Period the outstanding principal amount of the Pounds Sterling Denominated Revolving Credit Loans repaid to DB AG in such period exceeds the total principal amount of the Pounds Sterling Denominated Revolving Credit Loans made or deemed made by DB AG during such period, DB AG shall pay to each Participating Pounds Lender (through Agent) on such Pounds Sterling Participation Settlement Date an amount equal to such Participating Pounds Lender’s ratable share of such excess. Pounds Sterling Participation Settlements in respect of Pounds Sterling Denominated Revolving Credit Loans shall be made in Pounds Sterling (or the Equivalent Amount in Dollars) on the Pounds Sterling Participation Settlement Date for such Pounds Sterling Denominated Revolving Credit Loans.
          (b) If any Participating Pounds Lender fails to pay to DB AG on any Pounds Sterling Participation Settlement Date the full amount required to be paid by such Participating Pounds Lender to DB AG on such Pounds Sterling Participation Settlement Date in respect of such Participating Pounds Lender’s Pounds Sterling Participation (such Participating Pounds Lender’s “Pounds Sterling Participation Settlement Amount”) with DB AG, DB AG shall be entitled to recover such unpaid amount from such Participating Pounds Lender, together with interest thereon (in the same respective currency or currencies as the relevant Revolving Credit Loans) at the Base Rate plus 2% with respect to Loans denominated in Pounds Sterling. Without limiting DB AG’s rights to recover from any Participating Pounds Lender any unpaid Pounds Sterling Participation Settlement Amount payable by such Participating Pounds Lender to DB AG, Agent shall also be entitled to withhold from amounts otherwise payable to such Participating Pounds Lender an amount equal to such Participating Pounds Lender’s unpaid Pounds Sterling Participation Settlement Amount owing to DB AG and apply such withheld amount to the payment of any unpaid Pounds Sterling Participation Settlement Amount owing by such Participating Pounds Lender to DB AG.
          (c) Following the first Pounds Sterling Participation Settlement Date, Agent shall effect a Pounds Sterling Participation Settlement on each subsequent Pounds Sterling Revolving Loan Settlement Date or within 1 Business Day thereafter.
          Each Participating Euro Lender’s Euro Participation in the Euro Denominated Revolving Credit Loans (other than Protective Advances) shall be in an amount equal to its Revolving Loan Percentage of all such Euro Denominated Revolving Credit Loans. However, in order to facilitate the administration of the Euro Denominated Revolving Credit Loans made by DB AG and the Euro Participations, settlement among DB AG and the Participating Euro Lenders with regard to the Participating Euro Lenders’ Euro Participations shall take place in accordance with the following provisions:
          (x) DB AG and the Euro Lenders shall settle (a “Euro Participation Settlement”) by payments in respect of the Euro Participations as follows: So long as any

Euro Denominated Revolving Credit Loans are outstanding, Euro Participation Settlements shall be effected through Agent on such Business Days as Agent shall specify by a notice by telecopy, telephone or similar form of notice to each Participating Euro Lender requesting such Euro Participation Settlement (each such date on which a Euro Participation Settlement occurs herein called a “Euro Participation Settlement Date”), such notice to be delivered no later than 2:00 p.m. (New York time) at least one Business Day prior to the requested Euro Participation Settlement Date; provided, that Agent shall have the option but not the obligation to specify a Euro Participation Settlement Date and, in any event, shall not specify a Euro Participation Settlement Date prior to the occurrence of an Event of Default; provided, further, that if (x) such Event of Default is waived in writing in accordance with the terms hereof, (y) no Obligations have yet been declared due and payable under Subsection 9.2 and (z) Agent has actual knowledge of such cure or waiver, all prior to Agent’s giving notice to the Participating Euro Lenders of the first Euro Participation Settlement Date under this Agreement, then Agent shall not give notice to the Participating Euro Lenders of a Euro Participation Settlement Date based upon such cured or waived Event of Default. If on any Euro Participation Settlement Date the total principal amount of the Euro Denominated Revolving Credit Loans made or deemed made by DB AG during the period ending on (but excluding) such Euro Settlement Date and commencing on (and including) the immediately preceding Euro Participation Settlement Date (or the Closing Date in the case of the period ending on the first Euro Participation Settlement Date) (each such period herein called a “Euro Participation Settlement Period”) is greater than the principal amount of Euro Denominated Revolving Credit Loans repaid during such Euro Participation Settlement Period to DB AG, each Participating Euro Lender shall pay to DB AG (through Agent), no later than 11:00 a.m. (New York time) on such Euro Participation Settlement Date, an amount equal to such Euro Lender’s ratable share of the amount of such excess. If in any Euro Participation Settlement Period the outstanding principal amount of the Euro Denominated Revolving Credit Loans repaid to DB AG in such period exceeds the total principal amount of the Euro Denominated Revolving Credit Loans made or deemed made by DB AG during such period, DB AG shall pay to each Participating Euro Lender (through Agent) on such Euro Participation Settlement Date an amount equal to such Participating Euro Lender’s ratable share of such excess. Euro Participation Settlements in respect of Euro Denominated Revolving Credit Loans shall be made in Euros (or the Equivalent Amount in Dollars) on the Euro Participation Settlement Date for such Euro Denominated Revolving Credit Loans.
          (y) If any Participating Euro Lender fails to pay to DB AG on any Euro Participation Settlement Date the full amount required to be paid by such Participating Euro Lender to DB AG on such Euro Participation Settlement Date in respect of such Participating Euro Lender’s Euro Participation (such Participating Euro Lender’s “Euro Participation Settlement Amount”) with DB AG, DB AG shall be entitled to recover such unpaid amount from such Participating Euro Lender, together with interest thereon (in the same respective currency or currencies as the relevant Revolving Credit Loans) at the Base Rate plus 2% with respect to Loans denominated in Euros. Without limiting DB AG’s rights to recover from any Participating Euro Lender any unpaid Euro Participation Settlement Amount payable by such Participating Euro Lender to DB AG, Agent shall also be entitled to withhold from amounts otherwise payable to such Participating Euro Lender an amount equal to such Participating Euro Lender’s unpaid Euro Participation Settlement Amount owing to DB AG and apply such withheld amount to the payment of any unpaid Euro Participation Settlement Amount owing by such Participating Euro Lender to DB AG.
          (z) Following the first Euro Participation Settlement Date, Agent shall effect a Euro Participation Settlement on each subsequent Euro Revolving Loan Settlement Date or within 1 Business Day thereafter.
          3.13.3 Obligations Irrevocable. The obligations of each Participating Pounds Lender or Participating Euro Lender to purchase from DB AG a participation in each Pounds Sterling Denominated Revolving Credit Loan or Euro Denominated Revolving Credit Loan, as applicable, made by DB AG and to make payments to DB AG with respect to such participation, in each case as provided herein, shall be irrevocable and not subject to any qualification or exception whatsoever, including any of the following circumstances:
          (a) any lack of validity or enforceability of this Agreement or any of the other Loan Documents or of any Revolving Credit Loans, against Borrower, any UK Borrower or any Guarantor;
          (b) the existence of any claim, setoff, defense or other right which any of the Borrower, UK Borrower or any Guarantor may have at any time in respect of any Revolving Credit Loans;
          (c) any application or misapplication of any proceeds of any Revolving Credit Loans;
          (d) the surrender or impairment of any security for any Revolving Credit Loans;
          (e) the occurrence of any Default or Event of Default;
          (f) the commencement or pendency of any events specified in Subsection 9.1.9 hereof, in respect of Borrower Parent or any Subsidiary thereof, any other Guarantor or any other Person; or
          (g) the failure to satisfy the applicable conditions precedent set forth in Section 8 hereof.
          3.13.4 Recovery or Avoidance of Payments. In the event any payment by or on behalf of Borrower, any UK Borrower or any other Credit Party received by Agent with respect to any Pounds Sterling Denominated Revolving Credit Loan or Euro Denominated Revolving Credit Loan made by DB AG is thereafter set aside, avoided or recovered from Agent in connection with any Insolvency Proceeding or due to any mistake of law or fact, each Participating Pounds Lender and Participating Euro Lender shall, upon written demand by Agent, pay to DB AG (through Agent) such Participating Pounds Lender’s Revolving Loan

Percentage or Participating Euro Lender’s Revolving Loan Percentage, as the case may be, of such amount set aside, avoided or recovered, together with interest at the rate and in the currency required to be paid by DB AG or Agent upon the amount required to be repaid by it.
          3.13.5 Indemnification by Lenders.
          (a) Each Participating Pounds Lender agrees to indemnify DB AG (to the extent not reimbursed by Borrower or UK Borrower and without limiting the obligations of Borrower and UK Borrower hereunder or under any other Loan Document) ratably for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against DB AG in any way relating to or arising out of any Pounds Sterling Denominated Revolving Credit Loans or any participations by DB AG in any Letters of Credit denominated in Pounds Sterling or related LC Support or any action taken or omitted by DB AG in connection therewith; provided that no Participating Pounds Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of DB AG. Without limiting the foregoing, each Participating Pounds Lender agrees to reimburse DB AG promptly upon demand for such Participating Pounds Lender’s ratable share of any costs or expenses payable by the Borrowers to DB AG in respect of the Pounds Sterling Denominated Revolving Credit Loans to the extent that DB AG is not promptly reimbursed for such costs and expenses by the Borrowers. The agreement contained in this Subsection 3.13.5(a) shall survive payment in full of all Revolving Credit Loans.
          (b) Each Participating Euro Lender agrees to indemnify DB AG (to the extent not reimbursed by Borrower or UK Borrower and without limiting the obligations of Borrower and UK Borrower hereunder or under any other Loan Document) ratably for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against DB AG in any way relating to or arising out of any Euro Denominated Revolving Credit Loans or any participations by DB AG in any Letters of Credit denominated in Euros or related LC Support or any action taken or omitted by DB AG in connection therewith; provided that no Participating Euro Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of DB AG. Without limiting the foregoing, each Participating Euro Lender agrees to reimburse DB AG promptly upon demand for such Participating Euro Lender’s ratable share of any costs or expenses payable by the Borrowers to DB AG in respect of the Euro Denominated Revolving Credit Loans to the extent that DB AG is not promptly reimbursed for such costs and expenses by the Borrowers. The agreement contained in this Subsection 3.13.5(b) shall survive payment in full of all Revolving Credit Loans.
          3.13.6 Revolving Credit Loan Participation Fee.
          (a) In consideration for each Participating Pounds Lender’s participation in the Pounds Sterling Denominated Revolving Credit Loans made by DB AG, DB AG agrees to pay to Agent for the account of each Participating Pounds Lender, as and when DB AG receives payment of interest on its Pounds Sterling Denominated Revolving Credit Loans, a fee (the

“Pounds Sterling Participation Fee”) at a rate per annum equal to the Applicable Margin on such Pounds Sterling Denominated Revolving Credit Loans minus 0.25% on the Unfunded Pounds Sterling Participation of such Participating Pounds Lender in such Pounds Sterling Denominated Revolving Credit Loans of DB AG. The Pounds Sterling Participation Fee in respect of any unfunded Pounds Sterling Participation in a Pounds Sterling Denominated Revolving Credit Loan shall be payable to Agent in Pounds Sterling when interest on such Pounds Sterling Denominated Revolving Credit Loan is received by DB AG. If DB AG does not receive payment in full of such interest, the Pounds Sterling Participation Fee in respect of the unfunded Pounds Sterling Participation in such Pounds Sterling Denominated Revolving Credit Loans shall be reduced proportionately. Any amounts payable under this Subsection 3.13.6(a) by Agent to the Participating Pounds Lenders shall be paid in Pounds Sterling (or the US Dollar equivalent thereof as determined by the Agent in its sole discretion).
          (b) In consideration for each Participating Euro Lender’s participation in the Euro Denominated Revolving Credit Loans made by DB AG, DB AG agrees to pay to Agent for the account of each Participating Euro Lender, as and when DB AG receives payment of interest on its Euro Denominated Revolving Credit Loans, a fee (the “Euro Participation Fee”) at a rate per annum equal to the Applicable Margin on such Euro Denominated Revolving Credit Loans minus 0.25% on the Unfunded Euro Participation of such Participating Euro Lender in such Euro Denominated Revolving Credit Loans of DB AG. The Euro Participation Fee in respect of any unfunded Euro Participation in a Euro Denominated Revolving Credit Loan shall be payable to Agent in Euros when interest on such Euro Denominated Revolving Credit Loan is received by DB AG. If DB AG does not receive payment in full of such interest, the Euro Participation Fee in respect of the unfunded Euro Participation in such Euro Denominated Revolving Credit Loans shall be reduced proportionately. Any amounts payable under this Subsection 3.13.6(a) by Agent to the Participating Euro Lenders shall be paid in Euros (or the US Dollar equivalent thereof as determined by the Agent in its sole discretion).”
               1.10 Amendment to Subsection 3.16.1. Subsection 3.16.1 of the Loan and Security Agreement is deleted in its entirety and replaced with the following:
          “3.16.1 Term of the Agreement. Subject to the right of Lenders to cease making Loans to Borrower during the continuance of any Default or Event of Default, this Agreement shall be in effect for the period from the Restatement Date through and including May 7, 2012 (the “Term”), unless terminated as provided in Subsection 3.16.2 hereof.”
               1.11 Amendment to Subsection 7.1.8. Subsection 7.1.8 of the Loan and Security Agreement shall be amended by adding the following subsection (c):
          “(c) Before making any loan or advance to or Investment in any Foreign Subsidiary which has not executed and delivered to the Agent a Guaranty, cause such Foreign Subsidiary, whether now or hereafter in existence, promptly upon Agent’s request therefor, to execute and deliver to Agent a guaranty in form and substance satisfactory to the Agent, pursuant to which such Subsidiary guaranties the payment and performance of all Obligations except US Obligations.

               1.12 Amendment to Subsection 7.2.2. Subsection 7.2.2 of the Loan and Security Agreement is hereby amended by deleting subsections (e) and (f) in their entirety and replacing them with the following:
          “(e) (i) Indebtedness consisting of loans and advances by Borrower or UK Borrower to a Guarantor or by a Guarantor or a Foreign Guarantor to Borrower or UK Borrower or another Guarantor; (ii) Indebtedness consisting of loans and advances by Borrower or UK Borrower to a Foreign Guarantor in an aggregate amount, together with Investments under Subsection 7.2.7(b), not to exceed US$75,000,000 at any time outstanding; provided that all loans and advances described under (i) and (ii) are evidenced by a promissory note, which is pledged to Agent; (iii) Indebtedness (which may be secured or unsecured) of any Foreign Subsidiary (other than a UK Subsidiary) for which none of the Borrower, UK Borrower or any Guarantor has provided credit support (by guarantee, granting of Liens on its assets or otherwise) in an amount not to exceed $50,000,000 at any time outstanding, and (iv) other Indebtedness consisting of loans and advances to Foreign Subsidiaries, which together with Investments made by any Credit Party in Foreign Subsidiaries under Subsection 7.2.7(b)(iii), does not exceed $5,000,000 in the aggregate at any time outstanding;
          (f) Indebtedness under the Senior Notes, and any refinancings thereof, in an aggregate principal balance for all such Indebtedness not to exceed US$200,000,000 at any time outstanding so long as, with respect to any refinancings thereof, the Indebtedness is on terms at least as favorable to the Lenders as the Senior Notes, in the reasonable judgment of the Agent;”
               1.13 Amendment to Subsection 7.2.3. Subsection 7.2.3(a) is deleted in its entirety and replaced by the following:
          “(a) (i) Liens granted to Agent for the benefit of the Lenders under the Security Documents to secure the Obligations and (ii) Liens granted to the agent under the Canadian subfacility established pursuant to Section 1.1.4 for the benefit of the lenders under such Canadian subfacility to secure the obligations under such Canadian subfacility;
A new subsection (n) shall be added to Subsection 7.2.3 which shall read as follows:
          “(n) Liens securing Indebtedness of a Foreign Subsidiary permitted under Section 7.2.2(e)(iii).”
               1.14 Amendment to Subsection 7.2.6. Clause (ii) of the proviso in Subection 7.2.6(b) is hereby amended to change the date “July 1, 2006” to “July 1, 2010 and change the reference to “Restatement Date” to “Amendment Date”. In addition, a new clause (vi) shall be added to the proviso in Subsection 7.2.6(b) which shall provide:
          “(vi) Borrower may repurchase or redeem the Existing Senior Notes with the proceeds of the New Senior Notes.”
               1.15 Amendment to Subsection 7.2.7(b). Subsection 7.2.7(b) of the Loan and Security Agreement is deleted in its entirety and replaced by the following:

          “(b) (i) loans, investments and advances between Borrower, UK Borrower and Guarantors permitted under this Agreement (ii) Investments by Borrower or UK Borrower in a Foreign Guarantor provided that all Investments in such Foreign Guarantor, together with Indebtedness of such Foreign Guarantor permitted under Subsection 7.2.2, shall not exceed US$75,000,000 at any time outstanding, and (iii) other Investments in Foreign Subsidiaries, which together with Indebtedness incurred in reliance on Subsection 7.2.2(e)(iv), does not exceed $5,000,000 in the aggregate at any time outstanding;”
               1.16 Amendment to Appendix A – General Definitions
          (a) The definitions of each of Base Rate, Equivalent Amount, Funded Pounds Sterling Participation, LIBOR, Revolving Credit Maximum Amount, Revolving Loan Commitment, Senior Note Indenture, Senior Notes, Total Credit Facility and UK Revolving Credit Loan are deleted in their entirety and replaced with the following:
          “Base Rate” – (i) with respect to all Obligations denominated in US Dollars, the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefore shall be the Base Rate and (ii) with respect to all Obligations denominated in Pounds Sterling or Euros, LIBOR.
          “Equivalent Amount” – (i) whenever this Agreement requires or permits a determination on any date of the equivalent amount in US Dollars of an amount expressed in Pounds Sterling or Euros, the equivalent amount in US Dollars of such amount expressed in Pounds Sterling or Euros, as the case may be, as determined by Agent on such date on the basis of the Spot Rate for the purchase of US Dollars with Pounds Sterling or Euros, as the case may be, on the relevant Computation Date provided for hereunder; or (ii) whenever this Agreement requires or permits a determination on any date of the equivalent amount in Pounds Sterling or Euros of an amount expressed in US Dollars, the equivalent amount in Pounds Sterling or Euros, as the case may be, of such amount expressed in US Dollars as determined by Agent on such date on the basis of the Spot Rate for the purchase of Pounds Sterling or Euros, as the case may be, with Dollars on the relevant Computation Date provided for hereunder.
          “Funded Pounds Sterling Participation” – with respect to any Participating Pounds Lender relating to Pounds Sterling Denominated Revolving Credit Loans funded by DB AG, (i) the aggregate amount paid by such Participating Pounds Lender to DB AG pursuant to Subsection 3.13.2 of the Agreement in respect of such Participating Pounds Lender’s participation in the principal amount of Pounds Sterling Denominated UK Revolving Credit Loans funded by DB AG minus (ii) the aggregate amount paid to such Participating Pounds Lender by DB AG pursuant to Subsection 3.13.2 of the Agreement in respect of its participation in the principal amount of Pounds Sterling Denominated UK Revolving Credit Loans funded by DB AG, excluding in each case any payments made in respect of interest accrued on the Pounds Sterling Denominated UK Revolving Credit Loans funded by DB AG. DB AG’s Funded Pounds Sterling Participation in any UK Revolving Credit Loans funded by DB AG shall be equal to the outstanding principal amount of such UK Revolving Credit Loans minus the total Funded Pounds Sterling Participation of all other Lenders therein.
          “LIBOR” – with respect to any Interest Period, the average of interbank offered rates for deposits in US Dollars, Pounds Sterling or Euros, as applicable, having a maturity approximately equal to such Interest Period in the London market as set forth on page 3750 (i.e., the LIBOR page), or any successor page, of the Telerate News Services, titled “British Banker Association Interest Settlement Rates” at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or same day with respect to LIBOR Advances denominated in Pounds Sterling) or if such rate is not then quoted, the arithmetic average as determined by Agent of the rates at which deposits in immediately available US Dollars, Pounds Sterling or Euros, as applicable, in an amount equal to the amount of such LIBOR Rate Loan having a maturity approximately equal to such Interest Period are offered to four (4) reference banks to be selected by Agent in the London interbank market, at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or same day with respect to LIBOR Advances denominated in Pounds Sterling).
          “Revolving Credit Maximum Amount” – US$425,000,000, as such amount may be reduced or later increased from time to time pursuant to the terms of the Agreement.
          “Revolving Loan Commitment” – with respect to any Lender, the amount of such Lender’s Revolving Loan Commitment pursuant to Section 1 of the Agreement, as set forth on Schedule 1.1(a) hereto, as the same may be reduced or later increased from time to time pursuant to the terms of this Agreement.
          “Senior Note Indenture” – means, collectively, (i) – the Indenture dated June 26, 2003 among the Borrower, its Subsidiaries and Wells Fargo Bank Minnesota, N.A., as trustee and (ii) the Indenture dated May 7, 2007 among the Borrower, certain of its subsidiaries and Law Debenture Trust Company of New York., as trustee, and any supplemental indenture in form and substance satisfactory to the Agent.
          “Senior Notes” – means, collectively, (i) Borrower’s senior unsecured notes in the aggregate original principal amount of US$150,000,000 due 2013 issued pursuant to the Indenture dated June 26, 2003 among the Borrower, its certain of its Subsidiaries and Wells Fargo Bank Minnesota, N.A., as trustee, and (ii) Borrower’s senior unsecured notes due 2015 issued pursuant to the Indenture dated May 7, 2007 among the Borrower, certain of its Subsidiaries and Law Debenture Trust Company of New York, as trustee, and any supplemental indenture in form and substance satisfactory to the Agent.
          “Swing Line Loan” – as defined in Section 3.1.11 of the Agreement.
          “Total Credit Facility” – US$425,000,000, as reduced or increased from time to time pursuant to the terms of the Agreement.
          “UK Revolving Credit Loan” – a Revolving Credit Loan made to the UK Borrower pursuant to Subsection 1.1.3 that is denominated in Pounds Sterling or Euros.

          (c) The following are added to Appendix A in the proper alphabetical order:
          “Amendment Date” means May 7, 2007.
          “Euro” and “€” means the single currency of the Participating Member States.
          “Euro Denominated Revolving Credit Loan” means any UK Revolving Credit Loan or any US Revolving Credit Loan denominated in Euros.
          “Euro Denominated UK Revolving Credit Loan” means any UK Revolving Credit Loan denominated in Euros.
          “Euro Funding Capacity” — at any date of determination, for any Lender, the ability of such Lender to fund Revolving Credit Loans denominated in Euros, as set forth in the records of Agent upon notification from such Lender from time to time.
          “Euro Participation” – as defined in Subsection 3.13.1.
          “Euro Participation Fee” – as defined in Subsection 3.13.6.
          “Euro Participation Settlement”– as defined in Subsection 3.13.2.
          “Euro Participation Settlement Amount”– as defined in Subsection 3.13.2.
          “Euro Participation Settlement Date”– as defined in Subsection 3.13.2.
          “Euro Participation Settlement Period”– as defined in Subsection 3.13.2.
          “Existing Senior Notes” means the senior unsecured notes due 2013 issued pursuant to an Indenture dated June 26, 2003 among the Borrower, certain of its subsidiaries and Wells Fargo Bank Minnesota, N.A., as trustee.
          “Foreign Guarantor” means each Foreign Subsidiary other than the UK Borrower or a UK Guarantor.
          “Foreign Guaranty” means a guaranty agreement executed by each Foreign Guarantor pursuant to which such Foreign Subsidiary guarantees the payment and performance of the Obligations other than the US Obligations.
          “Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary.
          “Funded Euro Participation” – with respect to any Participating Euro Lender relating to Euro Denominated Revolving Credit Loans funded by DB AG, (i) the aggregate amount paid by such Participating Euro Lender to DB AG pursuant to Subsection 3.13.2 of the Agreement in respect of such Participating Euro Lender’s participation in the principal amount of Euro Denominated UK Revolving Credit Loans funded by DB AG minus (ii) the aggregate amount paid to such Participating Euro Lender by DB AG pursuant to Subsection 3.13.2 of the Agreement in respect of its participation in the principal amount of Euro Denominated UK

Revolving Credit Loans funded by DB AG, excluding in each case any payments made in respect of interest accrued on the Euro Denominated UK Revolving Credit Loans funded by DB AG. DB AG’s Funded Euro Participation in any Euro Denominated UK Revolving Credit Loans funded by DB AG shall be equal to the outstanding principal amount of such Euro Denominated UK Revolving Credit Loans minus the total Funded Euro Participation of all other Lenders therein.
          “Participating Euro Lender”– as defined in Subsection 3.13.1.
          “Participating Member State” means any member state of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with the legislation of the European Community relating to economic and monetary union.
          “Pounds Sterling Denominated UK Revolving Credit Loan” means any UK Revolving Credit Loan denominated in Pounds Sterling.
          2. CONSENT WITH RESPECT TO NEW SENIOR NOTE PAYMENTS. With respect to the issuance of the New Senior Notes on the date hereof, the Lenders consent to the application of proceeds thereof to fund the tender offer for the Existing Senior Notes, notwithstanding the provisions of Section 3.3.2 (Proceeds from Issuance of Additional Indebtedness or Equity) which would require the proceeds to be applied to the Obligations first.
          3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:
               3.1 Power and Authority. The Borrower is duly authorized and empowered to enter into this Amendment and the Senior Notes Indenture, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Loan and Security Agreement as amended hereby and the Senior Notes Indenture. The Guarantors are duly authorized and empowered to enter into and to execute, deliver and perform the Consent of Guarantors and Reaffirmation Agreement attached hereto (“Guarantor Consent”).
               3.2 No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment, the Guarantor Consent and the Senior Notes Indenture, the issuance of the New Senior Notes and the performance of the obligations of each Credit Party under or in respect of the Loan and Security Agreement as amended hereby , the Guarantor Consent and the Senior Note Documents do not and will not conflict with or violate (a) any provision of the governing documents of any Credit Party, (b) any Applicable Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Credit Party, or (d) any indenture, agreement or instrument to which any Credit Party is a party or by which any Credit Party , or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.
               3.3 Execution, Delivery and Enforceability. This Amendment and the Guarantor Consent has been duly executed and delivered by each Credit Party which is a party thereto and are the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.
               3.4 No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the issuance of the New Senior Notes that would constitute a Default or an Event of Default. Borrower is in compliance with the terms of the Senior Note Documents.
               3.5 Representations and Warranties. Each of the representations and warranties contained in the Loan and Security Agreement is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.
          4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent or its counsel (by hand delivery, mail or telecopy or electronic transmission) by, Borrower and all Lenders and only if and when each of the following conditions is satisfied:
               4.1 Consent of Guarantors. Each of the Guarantors shall have executed and delivered to Agent as its counsel the Guarantor Consent.
               4.2 New Notes. Upon written request delivered at least three Business Days prior to the Amendment Date, the Borrower shall execute and deliver to each Lender with an increased Commitment (an “Increasing Lender”) a new (or replacement) Note evidencing its Commitment, as so increased, and to each New Lender, a Note.
               4.3 No Default or Event of Default; Accuracy of Representations and Warranties. No Default or Event of Default shall exist and each of the representations and warranties made by the various parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date).
               4.4 Senior Notes Documents. The Borrower shall have entered into the Senior Notes Documents and issued the New Senior Notes, with terms no less favorable to the Borrower than those set forth in the Offering Memorandum for the New Senior Notes, dated April 23, 2007, a copy of which has been provided to the Agent.
               4.5 Opinion of Counsel. The Borrower shall have delivered to the Agent opinion(s) of counsel in form and substance satisfactory to the Agent and its counsel.

               4.6 Lien Perfection. Borrower and its Subsidiaries shall have delivered to Agent such documents as requested by Agent to perfect or to continue the perfection of the Liens granted to the Agent for the benefit of the Lenders and evidence that Agent has duly perfected first priority Liens in the assets of Borrower and its Subsidiaries, subject only to Permitted Liens.
               4.7 Payment of Commitment Fee to Increasing Lenders. The Borrower shall pay to each Increasing Lender a non-refundable fee equal to 0.15% (15 basis points) of the difference between (a) each such Increasing Lender’s Revolving Credit Commitment on and after the effectiveness of this Amendment and (b) its Revolving Credit Commitment prior to the effectiveness of this Amendment on or prior to the effective date of this Amendment. The Borrower shall pay to each New Lender a non-refundable fee equal to 0.15% (15 basis points) of such New Lender’s Revolving Loan Commitment.
          5. FOREIGN GUARANTEES. Within ten (10) Business Days of the Amendment Date, each Foreign Subsidiary shall execute and deliver a Foreign Guaranty in form and substance satisfactory to the Agent and an opinion of counsel in each jurisdiction in which a Foreign Guarantor is organized in form and substance satisfactory to the Agent.
          6. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Loan and Security Agreement shall mean the Loan and Security Agreement as amended hereby. Except as expressly amended or waived hereby, the Loan and Security Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed. For the avoidance of doubt, the full $75,000,000 Commitment Increase described in Section 11.17 of the Loan and Security Agreement remains available to the Borrower on the date hereof after giving effect to this Amendment, subject to the terms and conditions set forth therein.
          7. JOINDER. Each New Lender acknowledges and agrees that upon its execution of this Agreement, such New Lender shall become a “Lender” under, and for all purposes of, the Loan and Security Agreement as amended hereby and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
          8. EXPENSES. Borrower agrees to promptly reimburse Agent and Lenders on demand for all fees and out-of-pocket costs and expenses, including the fees, out-of-pocket costs and expenses of counsel retained by Agent and Lenders in connection with the negotiation and documentation of this Amendment, and such amounts shall constitute part of the Obligations.
          9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

          10. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.
[remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Loan and Security Agreement to be duly executed by a duly authorized officer as of the date first above written.

MOBILE MINI, INC.
By:
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President, Chief Financial Officer and Secretary

MOBILE MINI UK LIMITED
By:
	Name:	Lawrence Trachtenberg
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent

By:

Name:

Title:

By:

Name:

Title:

Signature Page to First Amendment

S- 1

[NAME OF LENDER]

By:
Name:
Title:

S- 2

Schedule 1.1(a) – Revolving Loan Commitments
[Schedule Omitted]

Schedule 1.1(b)
New Lenders
Wachovia Bank, National Association
Credit Suisse, Cayman Islands Branch
Bank of Arizona, N.A.
Signature Page to Consent of Guarantors and Reaffirmation Agreement

CONSENT OF GUARANTORS AND REAFFIRMATION AGREEMENT
          Reference is hereby made to that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 7, 2007 (as the same shall be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amendment”), among Mobile Mini, Inc., a Delaware corporation (“Borrower”), Mobile Mini UK Limited, a limited company organized under the laws of England and Wales (“UK Borrower”), the financial institutions parties thereto and Deutsche Bank AG, New York Branch, as agent (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Second Amended and Restated Loan and Security Agreement, dated as of February 17, 2006, as amended by the Amendment (the “Loan Agreement”).
          Each of the undersigned hereby (a) acknowledges receipt of a copy of the Amendment, (b) consents to the terms of the Amendment, (c) agrees and reaffirms that the Guaranty executed by it remains in full force and effect as a continuing guaranty of the Obligations owing to the Agent and Lenders under the Loan Agreement and the Loan Documents referred to therein and (d) agrees and reaffirms that all of its Obligations under each other Loan Document executed by it pursuant to the Loan Agreement, and all liens and security interests granted thereunder, remain in full force and effect, unimpaired by the execution and delivery of the Amendment and continue to secure its Obligations. Following the effectiveness of the Amendment, all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by the Amendment.
          Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Loan Agreement or any other Loan Document or any other agreement between us to so notify us or to seek an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.
          THIS CONSENT OF GUARANTORS AND REAFFIRMATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.
          This Consent of Guarantors and Reaffirmation Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Consent of Guarantors and Reaffirmation Agreement as of the date set forth in the first paragraph hereof.

GUARANTORS: MOBILE MINI I, INC., an Arizona corporation
By:
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President

MOBILE MINI HOLDINGS, INC., a Delaware corporation
By:
	Name:	Lawrence Trachtenberg
	Title:	President

DELIVERY DESIGN SYSTEMS, INC., an Arizona corporation
By:
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President

MOBILE MINI, LLC, a Delaware limited liability company
By:
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President

MOBILE MINI, LLC, a California limited liability company
By:
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President

MOBILE MINI OF OHIO, LLC, a Delaware limited liability company
By:
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President

Signature Page to Consent of Guarantors and Reaffirmation Agreement

MOBILE MINI TEXAS LIMITED PARTNERSHIP, L.L.P. a Texas limited partnership
By:
	Name:	Lawrence Trachtenberg
	Title:	Treasurer

A ROYAL WOLF PORTABLE STORAGE, INC., a California Corporation
By:
	Name:	Lawrence Trachtenberg
Title:

TEMPORARY MOBILE STORAGE, INC., a California corporation
By:
	Name:	Lawrence Trachtenberg
Title:

MOBILE MINI UK HOLDINGS LIMITED a company registered in England and Wales
By:
	Name:	Lawrence Trachtenberg
Title:

BOX LEASE LIMITED a company registered in England and Wales
By:
	Name:	Lawrence Trachtenberg
Title:

Signature Page to Consent of Guarantors and Reaffirmation Agreement